Exhibit 10.2

                The CORPORATEplan for RetirementSM

                   (Profit Sharing/401(k) Plan)

                     A Fidelity Prototype Plan


              Non-Standardized Adoption Agreement 002
                         Basic Plan No. 07


















                        ADOPTION AGREEMENT
                             ARTICLE 1
               NON-STANDARDIZED PROFIT SHARING PLAN


1.01 PLAN INFORMATION

     (a)  Name of Plan:

          This is the Smith Corona Corporation Retirement Savings and Investments Plan


                (the "Plan").

     (b)  Type of Plan:

          (1)  X 401(k) and Profit Sharing

          (2 )   Profit Sharing Only

          (3)    401(k) Only


     (c)  Name of Plan Administrator, if not the Employer:

          Benefit Administration Committee

          Address:       839 Route 13 South

          Phone Number:  (607)753-6011

          The Plan Administrator is the agent for service of legal process for the Plan.


     (d)  Limitation Year (check one):

          (1)    Calendar Year

          (2)  x Plan Year

          (3)    Other:

     (e)  Three Digit Plan Number: 003

     (f)  Plan Year End (month/day):    12/31

     (g)  Plan Status (check one):

          (1)       Effective Date of new Plan:

          (2)  x    Amendment Effective Date: _7/1/97__.  This is
               (check one):

            (A)    an amendment of The CORPORATEplan for
                 RetirementSM Adoption    Agreement previously
                 executed by the Employer; or

            (B)  X a conversion from another plan document into
                 The CORPORATEplan   for RetirementSM.

                 The original effective date of the Plan:
                 7/1/89

                 The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Tax Reform Act of 1986 or other applicable laws.


1.02 EMPLOYER

     (a)  The Employer is     Smith Corona Corporation

         Address:             839 Route 13 South
                         Cortland, NY  13045

         Contact's Name: David D. Verostko

         Telephone Number:    (607)758-5610


          (1)  Employer's Tax Identification Number:   51-0286862

          (2)  Business form of Employer (check one):

               (A)  x                    Corporation   (D)
               Governmental

               (B)                       Sole proprietor or
               partnership               (E)      Tax-exempt
               organization

               (C)                       Subchapter S Corporation
               (F)                       Rural Electric Cooperative

          (3)  Employer's fiscal year end:   6/30
          (4)  Date business commenced:      1886 (IPO 1989)

     (b)  The term "Employer" includes the following Related
          Employer(s)
          (as defined in Section 2.01(a)(26)):

                Attached











1.03 COVERAGE


     (a) All Employees who meet the conditions specified below will be eligible to participate in the Plan:


          (1)  Service requirement (check one):

               (A)     no service requirement.

               (B)  x  three consecutive months of service (no
                    minimum number Hours     of Service can be
                    required).

               (C)     six consecutive months of service (no minimum
                    number Hours of     Service can be required).

               (D)     one Year of Service (1,000 Hours of Service
                    is required during the
                       Eligibility Computation Period.)


          (2)  Age requirement (check one):

               (A)     no age requirement.

               (B)  x  must have attained age _21___ (not to exceed
                    21).


          (3) The class of Employees eligible to participate in the Plan (check one):

               (A)     includes all Employees of the Employer.

               (B)  x  includes all Employees of the Employer
                    except for (check the    appropriate box(es)):

                    (i)x Employees covered by a collective
                       bargaining               agreement.
                    (ii)    Highly Compensated Employees as
                       defined in Code          Section 414(q).

                    (iii) x Leased Employees as defined in Section
                       2.01(a)(18).

                    (iv)  x Nonresident aliens who do not receive
                       any earned income   from the Employer which
                       constitutes United States source   income.

                    (v)  Other





                Note:     No exclusion in this section may create a
                     discriminatory class of employees.  An
                     Employer's Plan must still pass the Internal
                     Revenue Code coverage and participation
                     requirements if one or more of the above groups of Employees have been excluded from the Plan.


        (b)    The Entry Date(s) shall be (check one):

          (1)    the first day of each Plan Year (do not select if
               Section 1.03 (a)(1)(D) is     elected or if there is
               an age requirement of greater than 20.5 in Section
               1.03(a)(2)(B)).

          (2) the first day of each Plan Year and the date six months later.

          (3)    the first day of each Plan Year and the first day
               of the fourth, seventh,       and tenth months.

          (4)  X the first day of each month.


     (c) Date of Initial Participation - An Employee will become a Participant unless excluded by Section 1.03(a)(3) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in
          Section 1.03(a), if any, except (check one):

          (1)  x No exceptions.

          (2)    Employees employed on the Effective Date in Section
               1.01(g) will become           Participants on that date.

          (3)    Employees who meet the age and service requirement(s)
               of Section 1.03(a) on         the Effective Date in
               Section 1.01(g) will become Participants on that date.






1.04 COMPENSATION

     (a) For purposes of determining contributions under the Plan, Compensation shall be as defined in Section 2.01(a)(7), but excluding (check the appropriate box(es)):

          (1)       Overtime Pay.

          (2)       Bonuses.

          (3)       Commissions.

          (4)    X  The value of a qualified or a non-qualified stock
               option granted to an          Employee by the Employer
               to the extent such value is includable in the Employee's taxable income.

            Note:     These exclusions shall not apply for purposes
                 of the "Top Heavy" requirements in Section 9.03 or for allocating Discretionary Employer
                 Contributions if an Integrated Formula is elected in Section 1.05(a)(2).

          (5)       No exclusions.


     (b)  Compensation for the First Year of Participation

          Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee's Compensation (check one):

          (1)       For the entire Plan Year.

          (2)    x  For the portion of the Plan Year in which the
               Employee is eligible to       participate in the
               Plan.


1.05 CONTRIBUTIONS

     (a)  x    Employer Contributions :

          (1)    Fixed Formula - Nonintegrated Formula (check (A) or
               (B)):

                (A)   Fixed Percentage Employer Contribution:

                       For each Plan Year, the Employer will
                       contribute for each eligible Participant an amount equal to __________% (not to exceed 15%) of such Participant's Compensation.

                (B)   Fixed Flat Dollar Employer Contribution:

                       For each Plan Year, the Employer will
                       contribute for each eligible Participant an amount equal to $_________.

          (2)  x  Discretionary Formula

               The Employer may decide each Plan Year whether to make a discretionary Employer contribution on behalf of eligible Participants in accordance with Section 4.06. Such contributions shall be allocated to eligible Participants based upon the following (check (A) or (B)):

                (A)  XNonintegrated Allocation Formula:
                       In the ratio that each eligible Participant's Compensation bears to the total Compensation paid to all eligible Participants for the Plan Year.

                (B)   Integrated Allocation Formula:
                       In accordance with Section 4.06.

                Note:An Employer who maintains any other plan that
                     provides for Social Security Integration
                     (permitted disparity) may not elect (2)(B).

          (3)    Eligibility Requirement(s)

               A Participant shall be entitled to Employer
               Contributions for a Plan Year under this Subsection
               (a) if the Participant satisfies the following requirement(s) (Check the appropriate box(es) - Options (B) and (C) may not be elected together):

                (A)  is employed by the Employer on the last day
                    of the Plan Year.
                (B) earns at least 500 Hours of Service during the
                    Plan Year.
                (C) earns at least 1,000 Hours of Service during
                    the Plan Year.
                (D)x no requirements.

                Note:If option (A), (B) or (C) above is selected
                     then Employer contributions can only be funded by the Employer after Plan Year end. Employer contributions funded during the Plan Year shall not be subject to the eligibility requirements of this Section 1.05(a)(3).

     (b)  x    Deferral Contributions

          (1)  Regular Contributions

               The Employer shall make a Deferral Contribution in accordance with Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed __15_______% (no more than 15%) of Compensation for that period.

                (A)     A Participant may increase or decrease, on
                    a prospective basis, his
                   salary reduction agreement percentage (check
                    one):

                         (i)     As of the beginning of each
                              payroll period.
                         (ii)    X As of the first day of each
                              month.
                         (iii)     As of the next Entry Date.
                         (iv)    (Specify, but must be at least
                              once per Plan Year)



                (B)A Participant may revoke, on a prospective
                    basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

                         (i)     The first day of the next Plan
                              Year.
                         (ii)    Any subsequent Plan Entry Date.
                         (iii)   x (Specify, but must be at least
                              once per Plan Year)
                                 As of the first day of each month

          (2)    Catch-Up Contributions

               The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) in the final month of the Plan Year.


          (3)       Bonus Contributions

               The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid cash bonuses made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Section 1.04(a) must include bonuses if bonus contributions are permitted.


               Note: A Participant's contributions under (2) and/or
                     (3) may not cause the Participant to exceed the percentage limit specified by the Employer in (1) after the Plan Year. The Employer has the right to restrict a Participant's right to make Deferral Contributions if they will adversely affect the Plan's ability to pass the actual deferral percentage and/or the actual contribution percentage test.




          (4)    Qualified Discretionary Contributions

               The Employer may contribute an amount which it designates as a Qualified Discretionary Contribution to be included in the actual deferral percentage or actual contribution percentage test. Qualified Discretionary Contributions shall be allocated to Non-highly Compensated Employees (check one):

               (A)     in the ratio which each such Participant's
                    Compensation for the Plan     Year bears to the
                    total of all such Participants' Compensation for the Plan Year.

               (B)     as a flat dollar amount for each such
                    Participant for the Plan Year.

     (c) x Matching Contributions (only if Section 1.05(b) is checked)

          (1) The Employer shall make a Matching Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant's Deferral Contributions during the Plan Year (check one):

               (A)   x 50%
               (B)     100%
               (C)                    %
               (D)     (Tiered Match)         % of the first
                    % of the  Participant's Compensation
                    contributed to the Plan,

                                    % of the next           % of
                    the Participant's   Compensation contributed to
                    the Plan,

                                    % of the next           % of
                    the Participant's   Compensation contributed to
                    the Plan.

               Note:  The percentages specified above for Matching
                    Contributions may not increase as the percentage of Compensation contributed increases.

               (E)     The percentage declared for the year, if
                    any, by a Board of       Directors' Resolution
                    (or by a Letter of Intent for a Sole
                    Proprietor or Partnership).

          (2)    The Employer may at Plan Year end make an
               additional Matching      Contribution equal to a
               percentage declared by the Employer, through a Board of Directors' Resolution (or by a Letter of
               Intent for a Sole   Proprietor or Partnership), of
               the Deferral Contributions made by each
               Participant during the Plan Year (only if an option
               is checked under    Section 1.05(c)(1)).

          (3)  x    Matching Contribution Limits (check the
               appropriate box):

               (A)     x Deferral Contributions in excess of
                    ___6____% of  the   Participant's Compensation
                    for the period in question shall not be
                    considered for Matching Contributions.

                  Note:    If the Employer elects a percentage
                       limit in (A) above and requests the Trustee to account separately for matched and unmatched Deferral Contributions, the Matching Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

               (B)       Matching Contributions for each Participant
                    for each Plan Year shall      be limited to
                    $___________.

           (4) Eligibility Requirement(s)

               A Participant who makes Deferral Contributions during the Plan Year under Section 1.05(b) shall be entitled to Matching Contributions for that Plan Year if the Participant satisfies the following requirement(s) (Check the appropriate box(es). Options (B) and (C) may not be elected together):

             (A)   Is employed by the Employer on the last day of
                 the Plan Year.

             (B)   Earns at least 500 Hours of Service during the
                 Plan Year.

             (C)   Earns at least 1,000 Hours of Service during
                 the Plan Year.

             (D)   Is not a Highly Compensated Employee for the
                 Plan Year.

             (E)   Is not a Partner of the Employer, if the
                 Employer is a Partnership.

             (F)X  No requirements.

             Note:  If option (A), (B) or (C) above is selected
                     then Matching Contributions can only be funded by the Employer after the Plan Year ends. Any Matching Contribution funded before Plan Year end shall not be subject to the eligibility requirements of this Section 1.05(c)(4)). If option (A), (B), or (C) is adopted during a Plan Year, such option shall not become effective until the first day of the next Plan Year.


     (d)    x Employee After-Tax Contributions (check one):

          (1)    Future Contributions

               Participants may make voluntary non-deductible Employee Contributions pursuant to Section 4.09 of the Plan. This option may only be elected if the Employer has elected to permit Deferral Contributions under Section 1.05(b). Matching Contributions by the Employer are not allowed on any voluntary non-deductible Employee Contributions. Withdrawals are limited to one per year unless Employee Contributions were allowed under a previous plan document which authorized more frequent withdrawals.

          (2)  x Frozen Contributions

               Participants may not make voluntary non-deductible
               Employee Contributions, but the Employer does maintain frozen Participant voluntary non-deductible Employee Contribution Accounts.




1.06 RETIREMENT AGE(S)


     (a) X The Normal Retirement Age under the Plan is (check one):

          (1)  x age 65.

          (2)    age ____ (specify between 55 and 64).

          (3)    later of the age ___  (can not exceed 65) or the
               fifth anniversary of the           Participant's
               Employment Commencement Date.



     (b)    The Early Retirement Age is the first day of the month
          after the           Participant attains age      (specify
          55 or greater) and            completes            Years
          of Service for Vesting.



     (c)  x    A Participant is eligible for Disability Retirement
          if he/she (check the     appropriate box(es)):

          (1) x satisfies the requirements for benefits under the Employer's Long-Term
                     Disability Plan.

          (2) x satisfies the requirements for Social Security disability benefits.

          (3) is determined to be disabled by a physician approved by the Employer.


1.07 VESTING SCHEDULE

   (a) The Participant's vested percentage in Employer contributions (Fixed or Discretionary) elected in Section 1.05(a) and/or Matching Contributions elected in Section 1.05(c) shall be based upon the schedule(s) selected below, except with respect to any Plan Year during which the Plan is Top-Heavy. The schedule elected in Section 1.12(d) shall automatically apply for a Top-Heavy Plan Year and all Plan Years thereafter unless the Employer has already elected a more favorable vesting schedule below.

      (1)  Employer Contributions      (2)  Matching Contributions
             (check one):                     (check one):
      (A) N/A - No Employer Contributions (A)   N/A - No Matching
          Contributions
      (B) 100% Vesting immediately     (B)    100% Vesting immediately
      (C) 3 year cliff (see C below)   (C)    3 year cliff (see C below)
      (D)x 5 year cliff (see D below)  (D)  x  5 year cliff (see D below)
      (E) 6 year graduated (see E below)  (E)   6 year graduated (see E
          below)
      (F) 7 year graduated (see F below)  (F)   7 year graduated (see F
          below)
      (G) Other vesting (complete G1 below) (G)   Other vesting (complete
          G2 below)

         Years of                     Vesting Schedule
       Service for
         Vesting       C        D        E       F        G1      G2

             0        0%       0%                        ___      ___
                                      0%      0%
             1        0%       0%               0%       ___      ___
                                      0%
             2        0%       0%                  0%    ___      ___
                                      20%
             3      100%       0%                        ___      ___
                                      40%     20%
             4      100%       0%                        ___      ___
                                      60%     40%
             5      100%     100%                        ___      ___
                                      80%     60%
             6      100%     100%                        ___      ___
                                      100%    80%
             7      100%     100%
                                      100%    100%     100%     100%

      Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

     (b)       Years of Service for Vesting shall exclude:

          (1)   for new plans, service prior to the Effective Date
             as defined in Section         1.01(g)(1).

          (2)   for existing plans converting from another plan
             document, service prior to    the original Effective
             Date as defined in Section 1.01(g)(2).

1.08 PREDECESSOR EMPLOYER SERVICE

          Service for purposes of eligibility in Section 1.03(a)(1) and vesting in Section 1.07(a) of this Plan shall include service with the following employer(s):

     (a)  N/A

     (b)

     (c)

     (d)




1.09 PARTICIPANT LOANS

     Participant loans (check (a) or (b)):

     (a)  x    will be allowed in accordance with Section 7.09,
          subject to a             $1,000 minimum amount and will
          be granted (check (1) or (2)):

           (1)x for any purpose.
           (2) for hardship withdrawal (as defined in Section
               7.10) purposes only.

     (b)       will not be allowed.




1.10 HARDSHIP WITHDRAWALS

     Participant withdrawals for hardship prior to termination of employment (check one):

     (a)      x     will be allowed in accordance with Section
          7.10, subject to a            $1,000 minimum amount.

     (b)       will not be allowed.


1.11 DISTRIBUTIONS

     (a) Subject to Articles 7 and 8 and (b) below, distributions under the Plan will be paid (check the appropriate box(es)):

          (1)  x as a lump sum.

          (2)    x  under a systematic withdrawal plan
               (installments).


     (b)       Check if a Participant will be entitled to receive a
          distribution of all or any    portion of the following
          Accounts without terminating employment upon attainment of age 59 1/2 (check one):

          (1)       Deferral Contribution Account

          (2)    x  All Accounts


     (c)     x Check if the Plan was converted (by plan amendment)
          from another defined     contribution plan, and the
          benefits were payable as (check the appropriate box(es)):

          (1) x a form of single or joint and survivor life annuity.

          (2)       an in-service withdrawal of vested employer
               contributions maintained           in a
               participant's account (check (A) and/or (B)):

                    (A)     for at least           (24 or more)
                         months.

                    (B)     after the Participant has at least 60
                         months of participation.

          (3)    x  another distribution option that is a
               "protected benefit" under Section       411(d)(6) of
               the Internal Revenue Code.  Please attach a separate
               page           identifying the distribution
               option(s).

          These additional forms of benefit may be provided for such plans under Articles 7 or 8.

          Note:     Under Federal Law, distributions to
               Participants must generally begin no later than April 1 following the year in which the Participant attains age 70 1/2.


1.12 TOP HEAVY STATUS

     (a) The Plan shall be subject to the Top-Heavy Plan requirements of Article 9 (check one):

          (1)    for each Plan Year.

          (2)  x for each Plan Year, if any, for which the Plan is
               Top-Heavy as defined          in Section 9.02.

          (3)    Not applicable.  (This option is available for
               plans covering only employees      subject to a
               collective bargaining agreement and there are no Employer or Matching Contributions elected in
               Section 1.05.)


     (b) In determining Top-Heavy status, if necessary, for an employer with at least one defined benefit plan, the following assumptions shall apply:

          (1)    Interest rate: _5__% per annum

          (2) Mortality table: 80% of the 1984 unsex pension mortality table adjusted for a 3-year age setback for member's spouse, if applicable.

          (3)     Not Applicable.


     (c) In the event that the Plan is treated as Top-Heavy for a Plan Year, each non-key Employee shall receive an
          Employer Contribution of at least  3                (3,
          4, 5, or 7 1/2) % of Compensation for the Plan Year in accordance with Section 9.03 (check one):

          (1)    under this Plan in any event.

          (2)  x    under this Plan only if the Participant is not
               entitled to such contribution      under another
               qualified plan of the Employer.

          (3)    Not applicable.  (This option is available for
               plans covering only employees      subject to a
               collective bargaining agreement and there are no Employer or Matching Contributions elected in
               Section 1.05.)

             Note: Such minimum Employer contribution may be less
                    than the percentage indicated in (c) above to the extent provided in Section 9.03(a).

    (d) In the event that the Plan is treated as Top-Heavy for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Section 1.07(a) for such Plan Year and each Plan Year thereafter (check one):

          (1)       100% vested after ______________ (not in excess
               of 3) Years of Service   for Vesting.

          (2)    x  Years of Service for Vesting  Vesting
               Percentage               Must be at Least

                         0               __0______        0%
                         1               __0______        0%
                         2               __0______       20%
                         3               100______       40%
                         4               ______  __      60%
                         5               ____  ____      80%
                         6               _____  ___     100%

               Note:     If the schedule(s) elected in Section
                    1.07(a) is(are) more favorable in all cases than the schedule elected in (d) above, then the schedule(s) in Section 1.07(a) will continue to apply even in Plan Years in which the Plan is Top-Heavy.





1.13 TWO OR MORE PLANS - Code Section 415 limitation on annual additions

     If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a participant or could become a participant, the Employer must complete this section. The Employer must also complete this section if it maintains a welfare benefit fund, as defined in
     Section 419(e) of the Code, or an individual medical account, as defined in Section 415(l)(2) of the Code, under which amounts are treated as annual additions with respect to any Participant in this Plan.

     (a) If the Employer maintains, or maintained, any other defined contribution plan which is not a Master or Prototype Plan, Annual Additions for any Limitation Year to this Plan will be limited (check one):

          (1)  x    in accordance with Section 5.03 of this Plan.
          (2)       in accordance with another method set forth on
               an attached separate          sheet.
          (3)       Not Applicable.


     (b) If the Employer maintains, or maintained, any defined benefit plan(s), the sum of the Defined Contribution Fraction and Defined Benefit Fraction for a Limitation Year may not exceed the limitation specified in Code Section 415(e), modified by section 416(h)(1) of the Code. This combined plan limit will be met as follows (check one):

          (1)  x    Annual  Additions to this Plan are limited so
               that the sum of the Defined   Contribution Fraction
               and the Defined Benefit Fraction does not exceed 1.0.
          (2)       another method of limiting Annual Additions or
               reducing projected annual     benefits is set forth
               on an attached schedule.
          (3)       Not Applicable.




1.14 ESTABLISHMENT OF TRUST AND INVESTMENT DECISIONS

     (a)       Investment Directions

          Participant Accounts will be invested (check one):

          (1) in accordance with investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the options listed in (b) below.

          (2) x in accordance with investment directions provided to the Trustee by each Participant for allocating his entire Account among the options listed in (b) below.

          (3) in accordance with investment directions provided to the Trustee by each Participant for all contribution sources in a Participant's Account except the following sources shall be invested as directed by the Employer (check (A) and/or (B)):

                    (A)    Fixed or Discretionary Employer
                    Contributions
                    (B)    Employer Matching Contributions

               The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in (b) below.

     (b)  Plan Investment Options

          The Employer hereby establishes a Trust under the Plan in accordance with the provisions of Article 14, and the Trustee signifies acceptance of its duties under Article 14
          by its  signature  below.   Participant Accounts under the
          Trust will be invested among the Fidelity Funds listed below pursuant to Participant and/or Employer directions.

                         Fund Name                Fund Number

               (1)  Fidelity Retirement Money Market      630

               (2)  Fidelity Manage Income Portfolio      632

               (3)  Fidelity U.S. Bond Index              651

               (4)  Fidelity Puritan                      004

               (5)  Fidelity U.S. Equity Index            650

               (6)  Fidelity Contra Fund                  022

               (7)  Neuburger & Berman Partners Trust

               (8)  Fidelity Low Priced Stock             316

               (9)  PBHG Growth

               (10)  Fidelity Drivsfied International     325



               To the extent that the Employer selects as an investment option the Managed Income Portfolio of the Fidelity Group Trust for Employee Benefit Plans (the "Group Trust"), the Employer hereby (A) agrees to the terms of the Group Trust and adopts said terms as a part of this Agreement and (B) acknowledges that it has received from the Trustee a copy of the Group Trust, the Declaration of Separate Fund for the Managed Income Portfolio of the Group Trust, and the Circular for the Managed Income Portfolio.


          Note:     The method and frequency for change of
               investments will be determined under the rules applicable to the selected funds or, if applicable, the rules of the Employer adopted in accordance with
               Section 6.03.  Information will be provided
               regarding expenses, if any, for changes in investment options.


1.15 RELIANCE ON OPINION LETTER

     An adopting Employer may not rely on the opinion letter issued by the National Office of the
     Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code.
     If the Employer wishes to obtain reliance that his or her Plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of the Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

     This Adoption Agreement may be used only in conjunction with Fidelity Prototype Plan Basic
     Plan Document No. 07. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.









                          EXECUTION PAGE
                         (Fidelity's Copy)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ____1st_day of __May__________, 1997____.


                    Employer  Smith Corona Corporation

                    By        /s/ John A. Piontkowski

                    Title          Senior Vice President and
                              Chief Financial Officer



                    Employer  Smith Corona Corporation

                    By        /s/ David Verostko

                    Title          Vice President - Human Resouces




Accepted by

Fidelity Management Trust Company, as Trustee

By /s/ Eric L. Wichmann                 Date:May 14, 1997


Title







                          EXECUTION PAGE
                         (Employer's Copy)



IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this ___1st__day of ______May______, 19_97__.


                    Employer  Smith Corona Corporation

                    By        /s/ John A. Piontkowski


                    Title          Senior Vice President and
                              Chief Financial Officer


                    Employer  Smith Corona Corporation

                    By        /s/ David P. Verostko


Title      Vice President - Human Resources




Accepted by

Fidelity Management Trust Company, as Trustee

By /s/ Eric L. Wichmann                 Date:  May 24, 1997

Title

Smith Corona Corporation
Adoption Agreement Attachment
Section 1.02(b)

Related Employers

Smith Corona (UK) Holdings Ltd.

Coronasphere, Inc.

Smith Corona Private Limited

Smith Corona Services Private Limited

PT Smith Corona Batam

Smith Corona S.A.

Smith Corona (Canada) Ltd.

Smith Corona GmbH

Smith Corona France S.A.R.L.

Smith Corona de Mexico S.A. de C.V.

Smith Corona Corporation
Adoption Agreement Attachment
Section 1.11(c)(3)

The option to be included in this section is the ability of the Member to withdraw the frozen after-tax contributions referred to in Section 1.05(d) of the Agreement and Section 8.1(c) of the current SCC plan document.